SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 12, 2023

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Vintage Wine Estates, Inc.

(Exact name of registrant as specified in its charter)

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Nevada	001-40016	87-1005902
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

937 Tahoe Boulevard, Suite 210

Incline Village, Nevada 89451

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code: (877) 289-9463

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value per share	VWE	The Nasdaq Stock Market LLC
Warrants to purchase common stock	VWEWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 — Submission of Matters to a Vote of Security Holders

The Company held the Annual Meeting on December 12, 2023. Of the 59,565,790 shares of common stock, no par value per share (“common stock”), outstanding and entitled to vote at the Annual Meeting, 42,586,769 shares of common stock, or 71.5%, were represented in person or by proxy at the Annual Meeting. The results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting are set forth below.

Proposal 1: Stockholders elected the nine director nominees named in the Proxy Statement, each for a term expiring at the next annual meeting of stockholders and until his or her respective successor is duly elected and qualified (or until any such director’s earlier death, resignation or removal).

Director Nominee	For	Withheld	Broker Non-Votes (1)
Patrick Roney	32,901,016	1,047,045	8,638,708
Paul S. Walsh	31,148,620	2,799,441	8,638,708
Robert L. Berner III	31,701,597	2,246,464	8,638,708
Mark W.B. Harms	31,399,380	2,548,681	8,638,708
Candice Koederitz	30,688,704	3,259,357	8,638,708
Jon Moramarco	33,063,052	885,009	8,638,708
Timothy D. Proctor	31,376,541	2,571,520	8,638,708
Lisa M. Schnorr	29,637,307	4,310,754	8,638,708
Jonathan Sebastiani	31,596,838	2,351,223	8,638,708

(1) Broker non-votes represent shares held by broker nominees for beneficial owners that were not voted because the broker nominee did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares on a non-routine proposal.

Proposal 2: The proposal to amend the Company's Articles of Incorporation to effectuate a reverse stock split of our issued and outstanding shares of common stock, at a ratio of no less than 1-for-5 and no more than 1-for-25 (the "Reverse Stock Split"), with the final decision of whether to proceed with the Reverse Stock Split, the effective time of the Reverse Stock Split, and the exact ratio of the Reverse Stock Split to be determined by our Board of Directors, in its sole discretion and without further action by our stockholders, for a period of up to one year from December 12, 2023, was approved.

For	Against	Abstentions
40,997,935	1,478,317	110,517

Proposal 3: The proposal to ratify the appointment of Cherry Bekaert LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024 was approved.

For	Against	Abstentions
42,085,124	434,148	67,497

There were no broker non-votes with respect to Proposals 2 and 3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vintage Wine Estates, Inc.
(Registrant)

Date:	December 12, 2023	/s/ KRISTINA JOHNSTON
Kristina Johnston
Chief Financial Officer